UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 4, 2018

MOHEGAN TRIBAL GAMING AUTHORITY

(Exact Name of Registrant as Specified in its Charter)

Not Applicable	033-80655	06-1436334
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Mohegan Sun Boulevard, Uncasville, CT		06382
(Address of Principal Executive Offices)		(Zip Code)

(860) 862-8000

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5	Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 4, 2018, the Mohegan Tribal Gaming Authority d/b/a Mohegan Gaming & Entertainment (the “Company”) announced the appointment of Michael Silberling as Chief Operating Officer of the Company, effective October 8, 2018. Mr. Silberling succeeds Thomas P. Burke, who has been serving as the Company’s Chief Operating Officer since March 30, 2015. Mr. Burke will continue to advise the Company on operating and other matters through December 31, 2018.

Mr. Silberling, age 52, previously served as Chief Executive Officer for Affinity Gaming from 2014 through mid-2018. Prior to that, Mr. Silberling worked at Caesars Entertainment from 2006 to 2014 in various roles, most recently as President of International Operations and Managing Director for London Clubs, where he oversaw numerous casinos in the UK, the Middle East, Canada, South America and Africa.

Pursuant to an offer letter from the Company, Mr. Silberling will receive an annual base salary of $700,000 and a sign-on bonus of $225,000, and will be entitled to participate in the Company’s incentive compensation program with a target of 35% of annual base salary, payable at the discretion of the Management Board of the Company. The offer letter is contingent upon the execution of a mutually agreeable employment agreement between the Company and Mr. Silberling, accordingly, the foregoing description of Mr. Silberling’s compensation is only a summary and is and shall be qualified in its entirety by such employment agreement once executed, a copy of which will be appropriately filed pursuant to the requirements of Regulation S-K.

A copy of the press release reporting the appointment of Mr. Silberling as Chief Operating Officer of the Company is attached as Exhibit 99.1 to this Current Report on Form 8-K. The press release and related information may also be found on the Company’s website at www.mohegangaming.com, under “News.”

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is filed as part of this report:

No.	Exhibit

99.1	Press Release of Mohegan Gaming & Entertainment dated October 4, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 11, 2018	MOHEGAN TRIBAL GAMING AUTHORITY
D/B/A MOHEGAN GAMING & ENTERTAINMENT

	By:	/s/ Kevin P. Brown
	Name:	Kevin P. Brown
	Title:	Chairman, Management Board

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